UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 12, 2017

Thor Industries, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-9235 (Commission File Number)	93-0768752 (IRS Employer Identification No.)

601 East Beardsley Avenue, Elkhart, Indiana (Address of Principal Executive Offices)	46514-3305 (Zip Code)

Registrant’s telephone number, including area code: (574) 970-7460

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Thor Industries, Inc. (the “Company”) held its 2017 annual meeting of shareholders (the “Annual Meeting”) on December 12, 2017. At the Annual Meeting, there were 46,848,139 shares of common stock of the Company present in person or by proxy and entitled to vote. The Company’s shareholders were asked to vote on four proposals: (1) the election of three directors, (2) the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2018, (3) the approval, on an advisory basis, of the compensation of the Company’s named executive officers, and (4) the vote, on an advisory basis, on the frequency of holding the “Say on Pay” vote (the “Say on Frequency Vote”).

Proposal #1 – Election of Directors. The shareholders elected three nominees, Jan H. Suwinski, J. Allen Kosowsky, and Wilson Jones as Class A directors to hold office until the 2020 annual meeting of shareholders and until their respective successors are duly elected and qualified by the following vote:

Nominee	For	Withheld	Broker Non-Votes
Jan H. Suwinski	39,576,471	2,615,894	4,655,774
J. Allen Kosowsky	40,232,711	1,959,654	4,655,774
Wilson Jones	41,768,274	424,091	4,655,774

The Class C Directors are Andrew Graves and Christopher J. Klein; their terms expire at the 2018 annual meeting of shareholders. The Class B directors are Peter B. Orthwein, Robert W. Martin, and James L. Ziemer; their terms expire at the 2019 annual meeting of shareholders.

Proposal #2 – Ratification of Deloitte & Touche LLP. The shareholders approved the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2018 by the following vote:

For	Against	Abstentions	Broker Non-Votes
45,522,642	1,292,151	33,346	-

Proposal #3 – Advisory Vote to Approve Compensation of Named Executive Officers. The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers by the following vote:

For	Against	Abstentions	Broker Non-Votes
39,531,282	2,625,477	35,606	4,655,774

Proposal #4 – Advisory vote on Frequency of Executive Compensation Vote (the Say on Frequency Vote). The shareholders determined on an advisory basis, that the preferred frequency of an advisory basis vote on the executive compensation of the Company’s named executive officers as set forth in the Company’s Proxy Statement should be every year by the following vote:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
37,358,927	50,799	4,745,353	37,286	4,655,774

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thor Industries, Inc.

Date: December 13, 2017	By:	/s/ W. Todd Woelfer
	Name:	W. Todd Woelfer
	Title:	Senior Vice President, General Counsel and Secretary